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                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

This Second Amendment to Employment Agreement is made and entered into as of September 1, 1999, by and between PriceSmart, Inc., a Delaware corporation ("Employer") and Karen Ratcliff ("Executive").

                                    RECITALS

A) On September 29, 1997, an Employment Agreement was made and entered into by and between Employer and Executive.

B) On March 31, 1999, a First Amendment to Employment Agreement was made and entered into by and between Employer and Executive.

C) Employer and Executive now desire to further amend the Employment Agreement, as set forth hereinbelow:

                                    AGREEMENT

1. The first sentence of Section 1.1 of the Agreement, which provides:

         Executive shall serve as Chief Financial Officer and Executive Vice-President of Employer.

     is hereby amended, effective as of July 27, 1999, to provide as follows:

         Executive shall serve as Executive Vice President - Finance of
         Employer.

2. The first sentence of Section 2.1 of the Employment Agreement, which provides:

         For Executive's services hereunder, Employer shall pay as base salary to Executive the amount of $135,000 during each year of the Employment Term.

     is hereby amended, effective as of July 23, 1999, to provide as follows:

         For Executive's services hereunder, Employer shall pay as base salary to Executive the amount of $155,000 during each year of the Employment Term.

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     3. All other terms of the Employment Agreement shall remain unaltered and fully effective.

Executed in San Diego, California, as of the date first written above.

EXECUTIVE                                   EMPLOYER


                                            PRICESMART, INC.

Karen Ratcliff                              By:  /s/ GILBERT A. PARTIDA
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/s/ KAREN RATCLIFF                          Name: GILBERT A. PARTIDA
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                                            Its: PRESIDENT AND CEO
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